INVESTOR PRESENTATION

CABLE ONE®

November 2019

Disclaimer

This presentation has been prepared by Cable One, Inc. ("Cable One," "us," "our," "we" or the "Company"). The information contained in this presentation is for informational purposes only. The information contained in this presentation is not investment or financial product advice and is not intended to be used as the basis for making an investment decision. This presentation has been prepared without taking into account the investment objectives, financial situation or particular needs of any particular person.

No representation or warranty, expressed or implied, is made as to the fairness, accuracy, completeness or correctness of the information, opinions or conclusions contained in this presentation. To the maximum extent permitted by law, none of Cable One, its directors, employees or agents, nor any other person, accepts any liability, including, without limitation, any liability arising out of fault or negligence for any loss arising from the use of the information contained in this presentation.

This presentation contains "forward-looking statements" that involve risks and uncertainties. These statements can be identified by the fact that they do not relate strictly to historical or current facts, but rather are based on current expectations, estimates, assumptions and projections about the Company's industry, business, financial results and financial condition. Forward-looking statements often include words such as "will," "should," "anticipates," "estimates," "expects," "projects," "intends," "plans," "believes" and words and terms of similar substance in connection with discussions of future operating or financial performance. As with any projection or forecast, forward-looking statements are inherently susceptible to uncertainty and changes in circumstances. The Company's actual results may vary materially from those expressed or implied in its forward-looking statements. Accordingly, undue reliance should not be placed on any forward-looking statement made by the Company or on its behalf. Important factors that could cause the Company's actual results to differ materially from those in its forward-looking statements include government regulation, economic, strategic, political and social conditions and the following factors, which are discussed in the Company's latest Annual Report on Form 10-K and Quarterly Report on Form 10-Q as filed with the Securities and Exchange Commission (the "SEC"): the effect of the Company's acquisition of Fidelity Communications Co.'s data, video and voice business and certain related assets (collectively, "Fidelity") on the Company's ability to retain and hire key personnel and to maintain relationships with customers, suppliers and other business partners; risks related to management's attention being diverted from the Company's ongoing business operations; uncertainties as to the Company's ability and the amount of time necessary to realize the expected synergies and other benefits of the Fidelity transaction; the Company's ability to integrate Fidelity's operations into its own; rising levels of competition from historical and new entrants in the Company's markets; recent and future changes in technology; the Company's ability to continue to grow its business services products; increases in programming costs and retransmission fees; the Company's ability to obtain hardware, software and operational support from vendors; the effects of any new significant acquisitions by the Company; risks that the Company's rebranding may not produce the benefits expected; adverse economic conditions; the integrity and security of the Company's network and information systems; the impact of possible security breaches and other disruptions, including cyber-attacks; the Company's failure to obtain necessary intellectual and proprietary rights to operate its business and the risk of intellectual property claims and litigation against the Company; the Company's ability to retain key employees; legislative or regulatory efforts to impose network neutrality and other new requirements on the Company's data services; additional regulation of the Company's video and voice services; the Company's ability to renew cable system franchises; increases in pole attachment costs; changes in local governmental franchising authority and broadcast carriage regulations; the potential adverse effect of the Company's level of indebtedness on its business, financial condition or results of operations and cash flows; the possibility that interest rates will rise, causing the Company's obligations to service its variable rate indebtedness to increase significantly; the Company's ability to incur future indebtedness; fluctuations in the Company's stock price; the Company's ability to continue to pay dividends; dilution from equity awards and potential stock issuances in connection with acquisitions; provisions in the Company's charter, by-laws and Delaware law that could discourage takeovers; and the other risks and uncertainties detailed from time to time in the Company's filings with the SEC, including but not limited to its latest Annual Report on Form 10-K and Quarterly Report on Form 10-Q as filed with the SEC.

Any forward-looking statements made by the Company in this presentation speak only as of the date on which they are made. The Company is under no obligation, and expressly disclaims any obligation, except as required by law, to update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise.

Disclaimer (continued)

Except as otherwise expressly provided, all information herein speaks only as of (1) the date hereof, in the case of information about Cable One, or (2) the date of such information, in the case of information from persons other than Cable One. Cable One undertakes no duty to update or revise the information contained herein, publicly or otherwise. Estimates regarding Cable One's and Fidelity's industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part.

The financial data for Cable One in this presentation has been derived from audited financial statements for each of the three years in the period ended December 31, 2018, included in Cable One's Annual Report on Form 10-K for the year ended December 31, 2018. The financial data for Cable One in this presentation from and as of prior and subsequent periods was derived from unaudited financial statements. The financial data for Cable One for 2019, including illustrative 2019 year-to-date ("YTD") annualized amounts for Cable One, include Clearwave Communications ("Clearwave") operations beginning on January 8, 2019. Historical results for Cable One reflect (1) certain retrospective adjustments as a result of the adoption of the new revenue recognition accounting standard in 2018 as described in the Company's Annual Report on Form 10-K for the year ended December 31, 2018, and (2) the impact of the revision of the Company's previously reported financial results as described in the Company's Annual Report on Form 10-K for the year ended December 31, 2017.

The financial data for Fidelity for 2019, including illustrative 2019 YTD annualized amounts for Fidelity, are preliminary and actual results may differ from those provided herein due to the completion of review by Cable One, application of final adjustments and other developments. The financial results for Fidelity in this presentation have been derived from unaudited financial information prepared by Fidelity Communications Co., without adjustment to conform to the accounting policies and methodologies used by Cable One. The accounting policies and methodologies used by Fidelity Communications Co. differ in certain respects from those used by Cable One, but Cable One does not believe these differences are material.

Illustrative 2019 YTD Annualized amounts for Cable One and Fidelity (labeled "Illustrative 2019 YTD Annualized" in this presentation) are illustrations only and are not reflective of actual or projected results. Illustrative 2019 YTD Annualized amounts for Cable One and Fidelity are equal to each's unaudited financial information for the nine months ended September 30, 2019 multiplied by 1⅓, except for applicable margins and percentages, which are calculated using Illustrative 2019 YTD Annualized amounts. Cable One's and Fidelity's actual full-year 2019 results are not reflected in these illustrations and actual full-year 2019 results are expected to be materially different from these illustrations, including because Cable One's actual full-year 2019 results will reflect one quarter of Fidelity operations and for other reasons beyond Cable One's control, and you should not rely on these illustrations.

Use of Non-GAAP Financial Measures

The Company uses certain measures that are not defined by generally accepted accounting principles in the United States ("GAAP") to evaluate various aspects of its business. Adjusted EBITDA (labeled "Adj EBITDA" in this presentation), Adjusted EBITDA Margin (labeled "Adj EBITDA Margin" in this presentation) and Adjusted EBITDA less capital expenditures (labeled "Adj EBITDA less Capex" in this presentation) are non-GAAP financial measures and should be considered in addition to, not as superior to, or as a substitute for, net income, net profit margin or net cash provided by operating activities reported in accordance with GAAP. Adjusted EBITDA and Adjusted EBITDA less capital expenditures are reconciled to net income and Adjusted EBITDA Margin is reconciled to net profit margin in the Appendices to this presentation. Adjusted EBITDA less capital expenditures is also reconciled to net cash provided by operating activities in the Appendices.

"Adjusted EBITDA" is defined as net income plus interest expense, income tax provision (benefit), depreciation and amortization, equity-based compensation, severance expense, (gain) loss on deferred compensation, acquisition-related costs, (gain) loss on asset disposals, system conversion costs, rebranding costs, other (income) expense and other unusual expenses, as provided in the Appendices. As such, it eliminates the significant non-cash depreciation and amortization expense that results from the capital-intensive nature of the Company's business as well as other non-cash or special items and is unaffected by the Company's capital structure or investment activities. This measure is limited in that it does not reflect the periodic costs of certain capitalized tangible and intangible assets used in generating revenues and the Company's cash cost of debt financing. These costs are evaluated through other financial measures.

"Adjusted EBITDA Margin" is defined as Adjusted EBITDA divided by total revenues.

"Adjusted EBITDA less capital expenditures," when used as a liquidity measure, is calculated as net cash provided by operating activities excluding the impact of capital expenditures, interest expense, income tax provision (benefit), changes in operating assets and liabilities, change in deferred income taxes and other unusual expenses, as provided in the Appendices.

The Company uses Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted EBITDA less capital expenditures to assess its performance, and it also uses Adjusted EBITDA less capital expenditures as an indicator of its ability to fund operations and make additional investments with internally-generated funds. In addition, Adjusted EBITDA generally correlates to the measure used in the leverage ratio calculations under the Company's credit facilities to determine compliance with the covenants contained in the credit agreement. Adjusted EBITDA and capital expenditures are also significant performance measures used by the Company in its annual incentive compensation program. Adjusted EBITDA does not take into account cash used for mandatory debt service requirements or other non-discretionary expenditures, and thus does not represent residual funds available for discretionary uses.

The Company believes Adjusted EBITDA and Adjusted EBITDA Margin are useful to investors in evaluating the operating performance of the Company. The Company believes that Adjusted EBITDA less capital expenditures is useful to investors as it shows the Company's performance while taking into account cash outflows for capital expenditures and is one of several indicators of the Company's ability to service debt, make investments and/or return capital to its shareholders.

Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted EBITDA less capital expenditures and similar measures with similar titles are common measures used by investors, analysts and peers to compare performance in the Company's industry, although the Company's measures of Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted EBITDA less capital expenditures may not be directly comparable to similarly titled measures reported by other companies.

Fully Integrated Provider of Data, Video and Voice Services to Residential and Business Customers

21 States

Rural communities in the Midwestern, Southern & Western U.S.



78%

of customers in 7 states: AZ, ID, IL, MS, MO, OK & TX (1)

Differentiated Strategy

- Innovator of HSD-centric model
- Low competitive rural footprint
- Continuous operational improvement mindset

Cable One Snapshot

$1,132M Revenue (2)	$548M Adj EBITDA (2)	48% Adj EBITDA Margin (2)	$312M Adj EBITDA less Capex (2)
2,300 Associates (1)	820K+ Customers (1)	64% Resi-HSD & Bus Revenue as % of Total Revenue (2)	64% Non-Video Customers (1)

"We count cash flows not subscribers"

Competitive Product Suite

Data
- Residential speeds up to 1 Gbps
- Guaranteed whole-home & business wireless
- Fiber based DIA & EPON up to 10 Gbps
- Enhanced Wi-Fi support

Voice
- Residential VoIP
- Hosted Voice
- Conferencing and Collaboration
- SIP / PRI Trunks (HFC and Fiber)

Video
- Up to 200+ video channels
- TV Everywhere
- Whole home HD DVR

(1) As of September 30, 2019.
(2) Illustrative 2019 YTD Annualized results (include Clearwave operations beginning on January 8, 2019 and exclude Fidelity). See the Disclaimer for further information.

Cable One Financial Snapshot

Total Revenue ($mm)



$819
$960
$1,072
$1,132
2016
2017 (1)
2018
Illustrative 2019 YTD Annualized (2)

Adj EBITDA ($mm) and Adj EBITDA Margin



43%
46%
47%
48%
$356
$444
$501
$548
2016
2017 (1)
2018
Illustrative 2019 YTD Annualized (2)

Capex ($mm)



$131
$179
$218
$235
2016
2017 (1)
2018
Illustrative 2019 YTD Annualized (2)

Adj EBITDA less Capex ($mm)



$225
$264
$283
$312
2016
2017 (1)
2018
Illustrative 2019 YTD Annualized (2)

(1) 2017 results include eight months of NewWave Communications ("NewWave") operations, since it was acquired on May 1, 2017.
(2) Illustrative 2019 YTD Annualized results include Clearwave operations beginning on January 8, 2019 and exclude Fidelity. See the Disclaimer for further information.

fidelity COMMUNICATIONS

Fully Integrated Provider of Data, Video and Voice Services to Residential and Business Customers

6 States
Arkansas, Illinois, Louisiana, Missouri, Oklahoma and Texas



68%
of customers in 2 states: Missouri & Oklahoma (1)

Strategic Rationale

- Strong geographical fit
- Similar operating philosophy and culture eases integration efforts
- Future growth opportunities within or near existing footprint
- Significant synergies and tax benefits

Financial Snapshot (2)

- $122M Revenue
- $47M Adj EBITDA
- 38% Adj EBITDA Margin
- 55% Resi-HSD & Bus Revenue as % of Total Revenue
- $21M Adj EBITDA less Capex

Key Statistics (1)

- 190K Homes Passed
- 449 Associates

Subscribers	Residential	Business
HSD	72K	7K
Video	27K	1K
Voice	17K	12K

(1) As of September 30, 2019.
(2) Illustrative 2019 YTD Annualized results. See the Disclaimer for further information.

Sparklight™

OUR PURPOSE

We provide communities across America connectivity that enriches their world

OUR PROMISE

Connecting you to what matters

OUR VALUES

Do right by those we serve

Drive progress

Lend a hand



Appendices

- **Cable One Reconciliations of Net Income to Adjusted EBITDA and Adjusted EBITDA less Capital Expenditures; and Net Profit Margin to Adjusted EBITDA Margin**
- **Cable One Reconciliations of Net Cash Provided by Operating Activities to Adjusted EBITDA less Capital Expenditures**
- **Fidelity Reconciliation of Net Income to Adjusted EBITDA and Adjusted EBITDA less Capital Expenditures; and Net Profit Margin to Adjusted EBITDA Margin**
- **Fidelity Reconciliation of Net Cash Provided by Operating Activities to Adjusted EBITDA less Capital Expenditures**

Cable One Reconciliations of Net Income to Adjusted EBITDA and Adjusted EBITDA less Capital Expenditures; and Net Profit Margin to Adjusted EBITDA Margin

BY YEAR (1) ($mm)

	2016	2017 (2)	2018	2019 Q3 YTD (3)	Illustrative 2019 YTD Annualized (4)
Revenue	**$ 819**	**$ 960**	**$ 1,072**	**$ 849**	**$ 1,132**
Net income	**$ 100**	**$ 235**	**$ 165**	**$ 125**	**$ 167**
Net profit margin	*12%*	*24%*	*15%*	*15%*	*15%*
Plus: Interest expense	$ 30	$ 47	$ 60	$ 53	$ 70
Income tax provision (benefit)	62	(45)	47	38	51
Depreciation and amortization	148	182	198	157	210
Equity-based compensation	12	11	10	9	12
Severance expense	1	6	2	0	0
Loss on deferred compensation	0	3	0	0	0
Acquisition-related costs	5	6	2	7	10
Loss on asset disposals, net	3	1	14	4	6
System conversion costs	–	–	5	3	4
Rebranding costs	–	–	1	7	9
Other (income) expense, net	(5)	(1)	(4)	6	8
Adjusted EBITDA	**$ 356**	**$ 444**	**$ 501**	**$ 411**	**$ 548**
Adjusted EBITDA margin	*43%*	*46%*	*47%*	*48%*	*48%*
Less: Capital expenditures	$ 131	$ 179	$ 218	$ 176	$ 235
Adjusted EBITDA less capital expenditures	**$ 225**	**$ 264**	**$ 283**	**$ 234**	**$ 312**

(1) All percentages and totals are calculated based on whole numbers. Minor differences may exist due to rounding.
(2) 2017 results include eight months of NewWave operations, since it was acquired on May 1, 2017.
(3) 2019 results include Clearwave operations beginning on January 8, 2019 and exclude Fidelity.
(4) Illustrative 2019 YTD Annualized results include Clearwave operations beginning on January 8, 2019 and exclude Fidelity. See the Disclaimer for further information.

Cable One Reconciliations of Net Cash Provided by Operating Activities to Adjusted EBITDA less Capital Expenditures

BY YEAR [1] ($mm)

	2016	2017 [2]	2018	2019 Q3 YTD [3]	Illustrative 2019 YTD Annualized [4]
Net cash provided by operating activities	**$ 257**	**$ 324**	**$ 408**	**$ 335**	**$ 447**
Capital expenditures	(131)	(179)	(218)	(176)	(235)
Interest expense	30	47	60	53	70
Amortization of debt issuance cost	(2)	(3)	(4)	(4)	(5)
Income tax provision (benefit)	62	(45)	47	38	51
Changes in operating assets and liabilities	1	20	19	(9)	(12)
Change in deferred income taxes	1	87	(35)	(23)	(30)
Loss on deferred compensation	0	3	0	0	0
Acquisition-related costs	5	6	2	7	10
Excess income tax benefits for equity-based compensation activities	1	–	–	–	–
Severance expense	1	6	2	0	0
Gain on sale of cable system	4	–	–	–	–
Write-off of debt issuance costs	–	(1)	(0)	(4)	(6)
System conversion costs	–	–	5	3	4
Rebranding costs	–	–	1	7	9
Other (income) expense, net	(5)	(1)	(5)	6	8
Adjusted EBITDA less capital expenditures	**$ 225**	**$ 264**	**$ 283**	**$ 234**	**$ 312**

(1) All percentages and totals are calculated based on whole numbers. Minor differences may exist due to rounding.
(2) 2017 results include eight months of NewWave operations, since it was acquired on May 1, 2017.
(3) 2019 results include Clearwave operations beginning on January 8, 2019 and exclude Fidelity.
(4) Illustrative 2019 YTD Annualized results include Clearwave operations beginning on January 8, 2019 and exclude Fidelity. See the Disclaimer for further information.

Fidelity Reconciliation of Net Income to Adjusted EBITDA and Adjusted EBITDA less Capital Expenditures; and Net Profit Margin to Adjusted EBITDA Margin

BY YEAR [(1)] ($mm)		Illustrative 2019 YTD Annualized [(2)]
Revenue	**$**	**122**
Net income	**$**	**18**
Net profit margin		*15%*
Plus: Interest expense	$	0
Depreciation and amortization		29
Gain on asset disposals, net		(0)
Other income, net		(0)
Adjusted EBITDA	**$**	**47**
Adjusted EBITDA Margin		*38%*
Less: Capital expenditures	$	26
Adjusted EBITDA less capital expenditures	**$**	**21**

(1) All percentages and totals are calculated based on whole numbers. Minor differences may exist due to rounding.
(2) Illustrative 2019 YTD Annualized results. See the Disclaimer for further information.

Fidelity Reconciliation of Net Cash Provided by Operating Activities to Adjusted EBITDA less Capital Expenditures

BY YEAR [(1)] ($M)		Illustrative 2019 YTD Annualized [(2)]
Net cash provided by operating activities	**$**	**17**
Capital expenditures		(26)
Interest expense		0
Changes in operating assets and liabilities		6
Change in deferred income taxes		25
Other income, net		(0)
Adjusted EBITDA less capital expenditures	**$**	**21**

(1) All percentages and totals are calculated based on whole numbers. Minor differences may exist due to rounding.
(2) Illustrative 2019 YTD Annualized results. See the Disclaimer for further information.

Industry Acronyms

DIA – dedicated internet access
EPON – ethernet passive optical network
Gbps – gigabits per second
HD DVR – high-definition digital video recorder
HFC – hybrid fiber-coaxial
HSD – high-speed data
PRI – primary rate interface
SIP – session initiation protocol
VoIP – Voice over Internet Protocol